UBS Global Life Sciences Conference New York City September 24, 2008 Exhibit 99.1

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 2
Safe Harbor
•Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-
looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially.
These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the
Securities and Exchange Commission.

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 3
Source: Goldman Sachs, May 20, 2008.
Global R&D
spending
9.3%
Overall pharma
market
6.6%
Global CRO market growth and global R&D spending
exceeding overall pharma market growth
Global CRO
market
13-15%
CRO market opportunity accelerating within a decelerating pharma market
CRO market

Our strategy

Operational continuity and leverage via the matrix
Customer and business expansion to accelerate growth
Infrastructure growth to drive global connectivity
Our vision

4

North America • Europe • Asia/Pacific • Latin America • Africa

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 5
Our vision
“Best-in-class” provider of clinical
development services to the biopharmaceutical
industry through broad therapeutic
and geographic expertise

Our strategy

Kendle
Real people. Real results.

Operational continuity and leverage via the matrix
Customer and business expansion to accelerate growth
Infrastructure growth to drive global connectivity
Our vision

6

North America • Europe • Asia/Pacific • Latin America • Africa

Kendle
Real people. Real results.

Operational Excellence

Best in Class Provider	• *High quality driven by Kendle's 5 Brands*
Therapeutic Expertise	• *Excellence driven by leveraging the matrix of 5 Brands across 5 geographic regions*
Geographic Expertise	• *Experience driven by leveraging the matrix of 5 Brands across 5 geographic regions*

7 North America • Europe • Asia/Pacific • Latin America • Africa

Our strategy

Kendle
Real people. Real results.

Operational continuity and leverage via the matrix
Customer and business expansion to accelerate growth
Infrastructure growth to drive global connectivity
Our vision

8 North America • Europe • Asia/Pacific • Latin America • Africa

Customer and business expansion

Customer Development

Strategic Relationships	• *High customer need:* *R&D efficiency and Delivery Confidence* • *High shareholder value:* *Repeat business and Efficiencies*
Full Service Megatrials	• *Growth opportunities* • *Supports Expansion* • *Leverage Best-in-class geographies, i.e. Latin America*
Execution across global footprint	• *Patient access* • *Leapfrog in new geographies* *competitive advantage* • *Revenue shift evidence*

9 North America • Europe • Asia/Pacific • Latin America • Africa

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 10
Source: Jefferies, CRO Survey, March 2007
% of total respondents
Vendor relationship
management principles
Electronic data capture (EDC)
Functional outsourcing
Preferred provider agreements
Centralized sourcing groups
Biomarkers research
Program outsourcing
Offshoring
In-sourcing more work
Divesting of major facilities
groups and/or divisions
High throughput processes
Dedicated space
Strategic Relationships
Customer drivers for R&D efficiency
0 10 20 30 40 50 60 70 80 90

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 11
•
Geographic reach over five regions
•
Strong project leadership for large global trials
•
Workforce needs
•
Efficiency and productivity through technology
Full service megatrials
The need for global capability

Execution across global footprint

Patient access

Allocation of development spending by global region – 2007	Expected development spending allocation by 2011; significant increase in Asia/Pacific, Other

Other
9 %
Asia/
Pacific
8%
EU
23%
U.S.
60%

Other
17 %
U.S.
26%
EU
20%
Asia/
Pacific
37%

Source: Jefferies, CRO Survey, March 2007; April 2008

12

12 North America • Europe • Asia/Pacific • Latin America • Africa

Kendle
Real people. Real results.

Continuing globalization

50%
Q2 2007

Revenue moves away from United States into global markets with a shift from 50% in Q2 2007 to 45% in Q2 2008

45%
Q2 2008

5%
Q2 2007

Latin America grows from 5% of total revenue in Q2 2007 to 8% of total revenue in Q2 2008

8%
Q2 2008

13 North America • Europe • Asia/Pacific • Latin America • Africa

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Early Stage Opportunities
Geographic Expansion
Customer and business expansion
Business expansion

Kendle
Real people. Real results.

11.7% 3-year CAGR
26.7% y/y growth
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-07
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Nov-07
Dec-07

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 15
Preclinical/Phase I opportunity
Source: Goldman Sachs, Pharmaceutical Services, Dec 2007 and May 2008
Phase I Compounds in Development by Year, Month
Preclinical/Phase I a $9.8 billion market by 2012

Molecular Bulge Shifted from Preclinical to Phase I
Indexed Number of Compounds
300
275
250
225
200
175
150
125
100
75
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Preclincal
Phase I
Phase II
Phase III

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 16
Shift in opportunity by phase
Source: William Blair & Company, CRO Industry Update, Oct. 5, 2007.
New compounds in pharmaceutical development, 1995 to present

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 17
Early Stage
•
Phase I growth is expected to
outpace broader market at
approximately 15-16% annually
•
Early Stage will grow to
approximately 20% of our
business over the next 3 years
Utrecht Toronto
Morgantown
Kendle Clinical Pharmacology Units
High-end scientific exploratory
medicine focus – FIH to POC
Kendle Bioequivalence Unit
Generic medicines focus

China
India
South Korea
Taiwan
Philippines
Malaysia
Thailand
Singapore
Australia

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a 18
Asia/Pacific
•
Asia/Pacific growth is estimated at
30-50% through 2013
•
Kendle’s focus is expanded
breadth and depth of key markets
to win and deliver megatrials
Current Kendle operations
Markets targeted for expansion

Our strategy

Operational continuity and leverage via the matrix
Customer and business expansion to accelerate growth
Infrastructure growth to drive global connectivity
Our vision

19

North America • Europe • Asia/Pacific • Latin America • Africa

Kendle
Real people. Real results.

Infrastructure growth to drive global connectivity

Component	Example	Outcome
Functional	Finance, Commercial Operations	*Business orientation and sophistication*
Operational	Asia Pacific, Early phase	*Scientific and technical leadership*
Executive	C-suite movement	*Leadership Leverage*
System/Processes	Infrastructure/ERP	*Global connectivity and leverage*

20 North America • Europe • Asia/Pacific • Latin America • Africa

Financial Profile

Kendle
Real people. Real results.

FORTUNE® 2008
100 FASTEST GROWING
COMPANIES

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 22 22 Delivering value for shareholders

$Million
+54%
228
+28%
293
+48%
434
+38%
598
2004
2005
2006
2007

$Million
152
+16%
177
Q2 2007
Q2 2008

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 23 23 Strong Growth in Net Sales

$Million
+31%
240
+35%
323
+104%
659
+32%
869
+29%
979
2004
2005
2006
2007
Q2 2008

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 24 24 Strong Growth in Backlog

Kendle
Real people. Real results.

10.6%
10.7%
13.6%
16.8%
18.9%
40.3%**
21.8%
40.0%
28.9%
19.6%
28.5%
29.8%
Peer Group
Kendle
2004
2005
2006
2007
Q1 2008
Q2 2008

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25
Growth in Revenues
* Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 and 2008 excludes PRA.
**Includes acquisition of Charles River Laboratories Clinical Services (CRLCS) as of Aug. 16, 2006.

13.4%
3.9%
14.1%
8.5%
13.9%
12.0%**
7.1%
14.3%**
13.3%
13.3%
13.8%
12.2%
14.1%
12.7%
Peer Group
Kendle
2004
2005
2006
2007
Q1 2008
Q2 2008

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26
Operating Margin Comparison
*Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 and 2008 exclude PRA.
** Proforma operating margin for full year 2006 excludes charges for stock option expense in accordance with FAS 123R, amortization of acquired intangibles, other acquisition costs and severance costs as well as an impairment charge on a customer relationship asset.
*** Proforma operating margin for full year 2007 excludes charges for the amortization of acquired intangibles and the write-off of deferred financing fees related to the Company’s term debt associated with the CRLCS acquisition.

Kendle
Real people. Real results.

	2007	2008 est	Growth
Net Service Revenue*	$398	$490 - $500	23% - 26%
EPS	$1.26	$2.00 - $2.15	59% - 71%
Operating Margin	13.3%	13% - 14%

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 27 27 2008 Guidance * Amounts in Millions

Summary for Q3

Revenue	*At the current Street consensus; Consensus is $126.9M*
Earnings Per Share	*At or above current Street consensus; Consensus is $0.56*

28 North America • Europe • Asia/Pacific • Latin America • Africa

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 29